Loan Guarantee & Indemnity Agreement

     This loan guarantee and indemnity agreement (the "Agreement"), is entered into by and among American Internet Technical Center, a Florida corporation with an office address at 440 East Sample Road, Suite 208; Pompano Beach, Florida 33063 ("American Internet"); AmeriNet Group.com, inc., a Delaware corporation with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended formerly operating as Equity Growth Systems, inc. ("AmeriNet" and the "Exchange Act," respectively); and, The Yankee Companies, Inc., a Florida corporation ("Yankees")

                                    Preamble:

     WHEREAS, American Internet is a wholly owned subsidiary of AmeriNet and requires unexpected interim capital; and


     WHEREAS, Xcel Associates, inc., a New Jersey corporation is willing to provide such capital (the "Xcel Loan") on the condition that it receives 15,000 shares of AmeriNet common stock as compensation in lieu of interest and the Yankees pledge 35,000 shares of AmeriNet common stock that it has held since on or about December of 1998 (the "Yankee Stock"), as a guarantee of American Internet's repayment of the Xcel Loan; and

     WHEREAS, Yankees is willing to pledge the Yankee Stock, provided that American Internet and AmeriNet, jointly and severally, agree to guarantee that American Internet will fully comply with all aspects of the Xcel Loan, and guarantee to Yankees the timely return of the Yankee Stock, and compensate Yankees for its use as collateral; and

     WHEREAS,   American   Internet  and  AmeriNet  are   agreeable  to  Yankees
     requirements:

     NOW THEREFORE, in consideration for the mutual covenants hereinafter set forth, the sum of ten dollars and other good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, American Internet, AmeriNet and Yankees (being hereinafter sometimes collectively referred to as the "Parties" or generically as a "Party"), intending to be legally bound, hereby agree as follows:

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                                   Witnesseth:

First: Annexed hereto and made a part hereof as exhibits 1-A and 1-B are the form of promissory note and the pledge agreement that Xcel has required American Internet and Yankees, respectively, to execute in conjunction with the Xcel Loan (the "Note" and the "Pledge Agreement," respectively).

Second: Yankees hereby agrees to enter into the Pledge Agreement predicated on the covenants of American Internet and AmeriNet hereinafter set forth, as an accommodation to American Internet and AmeriNet outside the scope of its duties under its consulting agreement dated on or about November 24, 1998, with AmeriNet, then known as Equity Growth Systems, inc. (the "Consulting Agreement") .

Third: As compensation for its agreement to pledge the Yankee Stock, AmeriNet hereby irrevocably agrees to pay to Yankees a sum equal to the closing offer price of AmeriNet's common stock on the date of the Xcel Loan multiplied by 1/10th the number of shares of AmeriNet common stock that Yankees is required to pledge to Xcel pursuant to the Pledge Agreement, or any amendments or supplements thereof (representing 10% of the value of the transaction).

Fourth: American Internet and AmeriNet, jointly and severally, hereby irrevocably covenant and agree to indemnify Yankees in the event that the pledged collateral is retained by Xcel as a result of American Internet's failure to comply with its obligations under the Xcel Loan or for any other reason, indemnification to be at the election of Yankees either in securities of AmeriNet selected by Yankees, based on Yankees' rights to a 50% discount under the Consulting Agreement with AmeriNet, or in cash based on the greatest value attained by the Yankees Stock during the interim between its pledge to Xcel and the loss thereof to Xcel or its successors in interest.

Fifth: The obligation of American Internet to pay the Xcel Loan shall be deemed by the Parties, for purposes of their obligations under this Agreement but not under the Note or the Pledge Agreement, to accelerate and mature, without notice or demand, concurrently with the exercise by Xcel of a currently outstanding warrant to purchase up to 1,000,000 shares of AmeriNet's common stock, as reflected in the copy of the warrant agreement annexed hereto and made a part hereof as exhibit 2 (the "Warrant"), to the extent of 100% of the proceeds from such exercise, until the Xcel Loan is paid in full.

Sixth:    American Internet hereby represents, warrants and covenants that:

(a) The proceeds being provided by Xcel to AmeriNet for the benefit of American Internet concurrently with the execution hereof shall be used solely for the purposes set forth in exhibit 3(a) annexed hereto and made a part hereof (the "Use of Proceeds"), unless otherwise consented to in writing by AmeriNet and Yankees;

(b) All acts, conditions and things (including, without limitation, the making of any required filings, recordings or registrations) required to be done or performed and to have happened pursuant to the Xcel Loan have been done and performed or will immediately be done and performed;

(c) All corporate, and legal proceedings and all documents and instruments in connection with the authorization of the Xcel Loan and the related note, and all related instruments and ancillary documentation thereto will be delivered to Xcel and its legal counsel immediately following their execution and Xcel will be immediately provided with all information and copies of all other related documents and instruments, including records of corporate proceedings, which Xcel and its legal counsel may reasonably have requested in connection therewith, such documents and instruments, where appropriate, to be certified by proper corporate, or governmental authorities;

(d) As of the date of the Xcel Loan it is not insolvent within the meaning of applicable state and federal law;

(e) It is a corporation duly organized and validly existing in good standing under the laws of the State of Florida and that it has full power and authority to enter into the Xcel Loan, respectively, and to consummate the transactions contemplated hereby and thereby.

Seventh:  Yankees hereby represents and warrants to Xcel, that:

(a) The granting of the security interest to Xcel provided for herein have been duly authorized by all necessary corporate action and hereby and thereby constitute legal, valid and binding obligations of Yankees, enforceable in accordance with their respective terms;

(b) The making and performance by Yankees of the obligations pertaining to the Collateral undertaken under the Xcel Loan, and any related documents and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to it and do not conflict or are not inconsistent with, and will not result (with or without the giving of notice or both) in a breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon the collateral pursuant to the terms of any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease guarantee or other instrument to which it is a party or by which it may be bound or to which its properties may be subject;

(c) Yankees has good, valid and marketable title to the collateral free and clear of all liens, claims and encumbrances; and

(d) Yankees has not entered into any understanding or agreement, (oral or in writing) relating to the transactions contemplated herein, or any other transactions contemplated or per mitted by the Xcel Loan with any person or entity which understanding, agreement or other writing would affect the collateral in any manner whatsoever or any of the rights or interests of Xcel with respect thereto.

Eighth: The Parties hereby acknowledge that Xcel is aware that neither the Collateral or the common stock being issued in lieu of interest have been registered under the Securities Act of 1933, as amended (the "Securities Act") or under the securities laws of any state, but rather, that the collateral is being pledged and the common stock in lieu of interest is being issued in reliance on the exemptions from registration requirements, specifically, the collateral is being pledged in reliance on the exemption provided by Sections 4(1) and 4(2) of the Securities Act (known in the securities industry as the 4 (1 1/2) exemption), the stock in lieu of interest is being issued in reliance on the exemption provided by Section 4(6) of the Securities Act, and both are relying on comparable exemptions under state Blue Sky Laws, including Section 517.061(11), Florida Statutes, and Section 49:3-50 of the New Jersey Uniform Securities Act (1997); and that, consequently:

(a) The securities being pledged or issued under to Xcel will bear legends restricting their transfer, sale, conveyance or hypothecation unless such Securities are either registered under the provisions of Section 5 of the Act and under applicable state law or an opinion of legal counsel, in form and substance satisfactory to legal counsel to AmeriNet is provided to AmeriNet's General Counsel to the effect that such registration is not required as a result of applicable exemptions therefrom;

(b) The parties acknowledges that the Collateral will qualify under the "pledge" provisions of Commission Rule 144 as to tacking of Yankees' holding period therefor, which began on or about December 8, 1998, and Xcel has acknowledged that the Securities being issued by AmeriNet in lieu of interest will require a holding period of one year from the date that the proceeds are provided by Xcel;

(c) AmeriNet's transfer has been instructed not to transfer any of the foregoing securities unless the General Counsel for AmeriNet advises it that such transfer is in compliance with all applicable laws;

(d) The collateral involves a bona fide pledge, with the expectation by Xcel that all payments required under the Xcel Loan will be made, and that the collateral will thereafter remain the property of Yankees;

(e) Xcel is acquiring the AmeriNet common stock issued in lieu of interest for its own account, for investment purposes only, and not with a view to further sale or distribution; and

(f) Xcel or its advisors have previously examined AmeriNet's books and records and questioned its officers and directors as to such matters involving AmeriNet as they deemed appropriate.

(g) No advertising or general solicitation of any kind was used in the Xcel transaction, it being limited to one Offeree.

(h) Xcel has tendering the net sum of $75,000, in cleared United States Dollars, to the order of AmeriNet, for the benefit of American Internet, prior to the execution of the Xcel Loan, and such funds were retained in an account controlled by AmeriNet until it was advised by Xcel that such proceeds could be released;

(i) Payment of principal, interest and other sums due or to become due with respect to the Xcel Loan are to be made at the office of principal executive offices of Xcel, in Hazlet, New Jersey, or such other place as Xcel and Yankees shall agree upon and designate to American Internet in writing, in lawful money of the United States of America in immediately available funds.

(j) American Internet or AmeriNet, shall pay or cause to be paid, in addition to all other amounts payable hereunder actual expenditures, including reasonable attorney's fees, for proceedings to collect the Xcel Loan or to enforce, preserve and protect the collateral (as such term is defined herein) and the rights and interest of Xcel therein.

(k) American Internet, AmeriNet and Yankees hereby agree to execute and deliver to Xcel, or cause to be executed and delivered to Xcel, such further instruments and documents as may be reasonably requested by Xcel to carry out fully the intent and accomplish the purposes of the Xcel Loan and the transactions referred to herein and therein, and to protect and maintain the first priority security interest of Xcel in and to the collateral.

Ninth:    Miscellaneous provisions:


(a)      Notices.

     All notices, requests and demands to or upon any party hereto shall be deemed to have been duly given or made when deposited in the United States mail, first class postage prepaid, addressed to such party at such address as may be hereafter designated in writing by such party to the other Party hereto.

    (1) Notices to Xcel shall be made at the address set forth in the initial paragraph of the Xcel Loan, in each case with copies to Yankees and AmeriNet;

    (2) Notices to American Internet shall be provided to the following address, in each case with copies to AmeriNet and Yankees: American Internet Technical Center, Inc.; 440 East Sample Road; Pompano Beach, Florida 33056; Attention: J. Bruce Gleason, President; Telephone (954) 943-4748; Fax (954) 943-4046; e- mail aitc2@bellsouth.net;


    (3) Notices to Yankees shall be provided to the following addresses, confirmed on the date sent by fax and e-mal: The Yankee Companies, Inc.; 902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487;
          Attention: Leonard Miles Tucker, President; Telephone (561) 998-2025, Fax (561) 998-3425; and, e-mail carrington@flinet.com; with a copy to 1941 Southeast 51st Terrace; Ocala, Florida 34471; Attention, Vanessa
          H. Lindsey, Chief Administrative Officer; Telephone (352) 694-9179; Fax (352) 694-1325; and e-mail wacalvo3@atlantic.net; and

    (4) Notices to AmeriNet shall be provided to the following addresses, confirmed on the date sent by fax and e-mal, and with copies to
          Yankees: AmeriNet Group.com, Inc.; 902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487; Attention: Michael Harris Jordan, President; Telephone (561) 998-3435, Fax (561) 998- 3425; and, e-mail
          carrington@flinet.com; with a copy to G. Richard Chamberlin, Esquire; General Counsel; AmeriNet Group.com, Inc.; 4950 South Highway 441; Summerfield, Florida 34491; Telephone (352) 694-6714, Fax (352) 694-9178; and, e-mail, GrichardCh@aol.com. ------------------

(b)      Amendments.

     This Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of a change, waiver, discharge or termination is sought.

(c)      Headings.

     The headings of the Sections and Paragraphs are for convenience only, are not part of this Agreement and shall not be deemed to effect the meaning or construction of any of the provisions hereof.

(d)      Successors or Assigns.

         (1) This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

         (2) The obligations of AmeriNet to Yankees shall be binding upon and inure to the benefit of Yankees and its respective successors and assigns.

(e)      Construction.

     This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

(f)      Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

(g)      Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns may require.

(h)      Jurisdiction.

         (1) American Internet and AmeriNet hereby irrevocably consent and agree that any legal action, suit or proceeding arising out of or in any way related to this Agreement or the transactions contemplated hereby, shall be instituted or brought in a forum, either legal or arbitral, in Broward County, Florida, and by execution and delivery of this Agreement, they hereby irrevocably accept and submit to, for themselves and in respect of their property, generally and unconditionally, the non-exclusive jurisdiction of any such tribunal, and to all proceedings in such tribunal.

         (2) American Internet and AmeriNet irrevocably consent to service of any summons and/or legal process by registered or certified United States air mail, postage prepaid, to Maker at the address set forth in any filing with the Florida Department of State or the Commission, such method of service to constitute, in every respect, sufficient and effective service of process in any such legal action or proceeding.

         (3) Nothing in this Agreement shall affect the right to service of process in any other manner permitted by law or limit the right of Yankees to bring actions, suits or proceedings in the courts or tribunals of any other jurisdiction.

         (4) American Internet and AmeriNet further agree that final judgment against them in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of American Internet's or AmeriNet's liability.

(i)      License.


         7-A        This form of Agreement is the property of Yankees.

         7-B The use hereof by the parties executing this Agreement in their several capacities is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

         7-C        This   Agreement   shall  not  be  construed  more  or  less
                    stringently against any signatory thereto or any other person based on its authorship.

         7-D        Each signatory to this Agreement  hereby  acknowledges  that
                    Yankees:

                    (a) Is  not  a  law firm  or otherwise  legally regulated or licensed entity;

                    (b) Has not provided anyone with advice concerning execution of this Agreement;

                    (c) Has  suggested  that  every   person   or  legal  entity
                        executing this Agreement have it independently reviewed by their own advisors and legal counsel prior to its execution.

(k)      Exhibits

     The following exhibits are annexed to this Agreement, incorporated by reference and made a part thereof:

         Exhibit  Description

         1-A               The Xcel Note
         1-B)              The Pledge Agreement
         2                 The Warrant
         3(a)              The Use of Proceeds

     IN WITNESS WHEREOF, the Parties have executed this Agreement, effective as of the 30th day of September, 1999.

Signed, Sealed & Delivered
    In Our Presence:

                                       American Internet Technical Center, Inc.

------------------------

________________________                       By: /s/ J. Bruce Gleason
                                                      ________________________
                                                    J. Bruce Gleason, President

         {CORPORATE SEAL}
                                               Attest:/s/ Michael D. Umile
                                                      ________________________
                                                    Michael D. Umile, Secretary

                                                       AmeriNet Group.com, Inc.

------------------------

________________________                       By:  /s/ Michael H. Jordan
                                                      ________________________
                                                         Michael Harris Jordan
                                                         President

         {CORPORATE SEAL}
                                        Attest: /s/ G. Richard Chamberlin
                                                        ________________________
                                                 G. Richard Chamberlin, Esquire
                                                         Secretary


                                                      The Yankee Companies, Inc.

------------------------

________________________                      By:     /s/ Leonard Miles Tucker
                                                        ________________________
                                                        Leonard Miles Tucker
                                                        President

         {CORPORATE SEAL}
                                               Attest: /s/William A. Calvo, III
                                                       ________________________
                                                         William A. Calvo, III

                             Exhibits 1-A, 1-B and 2

           The Xcel Note, the Yankees Pledge and the Warrant Agreement

     Included in separate instrument provided to each signatory, the receipt of which is acknowledged, through initialing of this page.





                                  Exhibit 3(a)
                                 Use of Proceeds

1.       Development of Tutor-to-Go Interactive Internet Program:      $15,000

2.       Equipment for T-1 Line                                        $ 3,000

3.       Salaries & Wages                                              $ 4,000

4.       Marketing, Advertising & Promotions                           $10,000

5.       Auditors                                                      $ 8,000

6.       Atlanta Trade Show                                            $ 5,000

7.       Leasehold improvements                                        $ 5,000

8.       Accounts Payable                                              $ 7,000

9.       AmeriNet stock in lieu of interest partial credit             $18,000

         Total                                                         $75,000